                      HARTFORD LIFE INSURANCE COMPANY AND
                 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                     VARIABLE UNIVERSAL LIFE INSURANCE
                       ILLUSTRATION SAMPLE CALCULATION

HLA STAG ACCUMULATOR II

ILLUSTRATED INSURED

Male, Age 39, Preferred Non-Nicotine
Initial Face Amount: 580,000
Death Benefit Option B (Return of Account Value)
$27,000 paid annually for 20 years on the policy anniversary
Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = (Beginning Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Net Rate of Return = 11.11% = 12.00% - 0.89%

Assumed Asset Charges = 0.89%

Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load - Premium Tax Charge

For Policy Year 5:

Sales Load = 3.75% of paid premium

Premium Tax Charge = 1.75% of paid premium

Sales Load = 3.75% * $27,000.00 = $1,012.50

Premium Tax Charge = 1.75% * $27,000.00 = $472.50

Net Premium = $27,000.00 - $1,012.50 - $472.50 = $25,515.00

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy /Year 5, Month 1:

Monthly Deduction Amount = Administrative Charge + Mortality and Expense Risk Charge + Monthly Per $1,000 Charge + Cost of Insurance Charge

Administrative Charge = $7.50

Mortality and Expense Risk Charge = Mortality and Expense Risk Charge Rate * Account Value

Mortality and Expense Risk Charge = (.0065/12) * $144,215.41 = $78.16

Monthly per $1,000 Charge = Monthly per $1,000 Charge rate * Initial Face Amount/1,000

Monthly per $1,000 Charge = .2667 * 580,000/1,000 = 154.69

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand/1,000

Net Amount at Risk = Death Benefit - Account Value

Net Amount at Risk = 580,000 + 144,215.41 - 144,215.41 = 580,000

Cost of Insurance Charge = 580,000 * .138667/1,000 = 80.43

The Account Value used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Monthly Deduction Amount = $7.50 + 78.12 + 154.69 + 80.43 = 320.78

Account Value after Monthly Deduction = Beginning Account Value + Net Premium
- Monthly Deduction = 118,700.41 + 25,515--320.78 = 143,894.63

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a/b)
where a is:

   1. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus

   2. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.11% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .1111) ^ (1/12) = 1.00881786

This hypothetical monthly net investment factor is applied to the Account Value after the Monthly Deduction Amount to determine the end of month Account Value.

For Policy Year 5, Month 1

End of Month Account Value = 143,894.63 * 1.0081786 = 145,163.48

Monthly Investment Earnings = End of Month Account Value - Account Value after Monthly Deduction
Monthly Investment Earnings = 145,163.48 - 143,894.63 = 1,268.84

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

                                                            MORTALITY
                                                               AND                                   END OF
                                    PREMIUM                  EXPENSE    PER                           MONTH
POLICY   POLICY   GROSS     SALES     TAX     ADMINISTRATIVE  RISK     $1,000     COI    INVESTMENT  ACCOUNT
 YEAR    MONTH   PREMIUM     LOAD    CHARGE      CHARGE      CHARGE    CHARGE   CHARGE    EARNINGS    VALUE
-------- ------------------------------------ --------------------------------- -------- ---------------------
----
    4      12                                                                                       118,700.41
    5       1    27,000.00 1,012.50  472.50       (7.50)      (78.1)   (154.6)   (80.4)   1,268.84  145,163.48
    5       2          --        --      --       (7.50)      (78.6)   (154.6)   (80.4)   1,277.20  146,119.39
    5       3          --        --      --       (7.50)      (79.2)   (154.6)   (80.4)   1,285.62  147,083.20
    5       4          --        --      --       (7.50)      (79.7)   (154.6)   (80.4)   1,294.12  148,054.98
    5       5          --        --      --       (7.50)      (80.2)   (154.6)   (80.4)   1,302.68  149,034.81
    5       6          --        --      --       (7.50)      (80.7)   (154.6)   (80.4)   1,311.32  150,022.73
    5       7          --        --      --       (7.50)      (81.3)   (154.6)   (80.4)   1,320.02  151,018.83
    5       8          --        --      --       (7.50)      (81.8)   (154.6)   (80.4)   1,328.80  152,023.17
    5       9          --        --      --       (7.50)      (82.4)   (154.6)   (80.4)   1,337.65  153,035.81
    5      10          --        --      --       (7.50)      (82.9)   (154.6)   (80.4)   1,346.58  154,056.83
    5      11          --        --      --       (7.50)      (83.5)   (154.6)   (80.4)   1,355.58  155,086.29
    5      12          --        --      --       (7.50)      (84.0)   (154.6)   (80.4)   1,364.65  156,124.27

HOW CHARGES ARE DEDUCTED FROM THE INVESTMENT OPTIONS AND THE FIXED ACCOUNT

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) amount the Investment Options and the Fixed Account. The policy owner chooses the allocation of the net premium amount the Investment Options and the fixed Account.

The monthly deduction amount is deducted pro rata from each of the Investment Option's attributable to the Policy and the Fixed Account.

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the funds.

HOW THE CALCULATIONS VARY FOR OTHER POLICY YEARS

The Sales Load: The charge may vary by policy year and by the amount of the Premium. See the prospectus for these charges

Premium Tax Charge: The charge varies as the State changes the charge and by the amount of the Premium.

Administrative Charge: The charge may vary by policy year. See the prospectus for these charges

Mortality and Expense Risk Charge: The charge varies by policy year and by the level of policy Account Value in the Separate Account. See the prospectus for these charges.

COI Charge: The COI rates vary by issue age and policy year. The net amount at risk may, based on death benefit option, vary as the account value varies and by the level of premiums paid.

All of the charges above are current charges. They may be changed in the future but may not exceed the guaranteed maximum.

HL STAG ACCUMULATOR II

ILLUSTRATED INSURED

Male, Age 41, Preferred Non-Nicotine
Initial Face Amount: 570,000
Death Benefit Option B (Return of Account Value)
$28,000 paid annually for 20 years on the policy anniversary
Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = (Beginning Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Net Rate of Return = 11.11% = 12.00% - 0.89%

Assumed Asset Charges = 0.89%

Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load - Premium Tax Charge

For Policy Year 5:

Sales Load = 3.75% of paid premium

Premium Tax Charge = 1.75% of paid premium

Sales Load = 3.75% * $28,000.00 = $1,050.00

Premium Tax Charge = 1.75% * $28,000.00 = $490.00

Net Premium = $28,000.00 - $1,050.00 - $490.00 = $26,460.00

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy /Year 5, Month 1:

Monthly Deduction Amount = Administrative Charge + Mortality and Expense Risk Charge + Monthly Per $1,000 Charge + Cost of Insurance Charge

Administrative Charge = $7.50

Mortality and Expense Risk Charge = Mortality and Expense Risk Charge Rate * Account Value

Mortality and Expense Risk Charge = (.0065/12) * $148,932.77 = $80.72

Monthly per $1,000 Charge = Monthly per $1,000 Charge rate * Initial Face Amount/1,000

Monthly per $1,000 Charge = .2942 * 570,000/1,000 = 167.69

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand/1,000

Net Amount at Risk = Death Benefit - Account Value

Net Amount at Risk = 570,000 + 148,932.77 - 148,932.77= 570,000

Cost of Insurance Charge = 570,000 * .15575/1,000 = 88.78

The Account Value used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Monthly Deduction Amount = $7.50 + 80.72 + 167.69 + 88.78 = 344.69

Account Value after Monthly Deduction = Beginning Account Value + Net Premium
- Monthly Deduction = 122,472.77 + 26,460 - 344.69 = 148,588.08

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a/b)
where a is:

   1. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus

   2. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.11% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .1111) ^ (1/12) = 1.00881786

This hypothetical monthly net investment factor is applied to the Account Value after the Monthly Deduction Amount to determine the end of month Account Value.

For Policy Year 5, Month 1
End of Month Account Value = 148,588.08 * 1.0081786 = 149,898.31

Monthly Investment Earnings = End of Month Account Value - Account Value after Monthly Deduction
Monthly Investment Earnings = 149,898.31 - 148,588.08 = 1,310.23

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

                                                            MORTALITY
                                                              AND                                    END OF
                                    PREMIUM                 EXPENSE     PER                           MONTH
POLICY  POLICY    GROSS     SALES     TAX     ADMINISTRATIVE  RISK     $1,000     COI    INVESTMENT  ACCOUNT
 YEAR   MONTH    PREMIUM    LOAD     CHARGE      CHARGE      CHARGE    CHARGE   CHARGE   EARNINGS     VALUE
------- ------- ---------- -------- --------- ------------- --------- --------- -------- ---------- ----------
----
   4      12                                                                                        122,472.77
   5       1    28,000.00  1,050.00  490.00       (7.5)      (80.72)   (167.6)   (88.7)   1,310.23  149,898.31
   5       2           --       --       --       (7.5)      (81.24)   (167.6)   (88.7)   1,318.74  150,871.83
   5       3           --       --       --       (7.5)      (81.77)   (167.6)   (88.7)   1,327.32  151,853.40
   5       4           --       --       --       (7.5)      (82.30)   (167.6)   (88.7)   1,335.97  152,843.09
   5       5           --       --       --       (7.5)      (82.84)   (167.6)   (88.7)   1,344.69  153,840.97
   5       6           --       --       --       (7.5)      (83.38)   (167.6)   (88.7)   1,353.49  154,847.11
   5       7           --       --       --       (7.5)      (83.93)   (167.6)   (88.7)   1,362.35  155,861.56
   5       8           --       --       --       (7.5)      (84.48)   (167.6)   (88.7)   1,371.29  156,884.40
   5       9           --       --       --       (7.5)      (85.03)   (167.6)   (88.7)   1,380.31  157,915.71
   5      10           --       --       --       (7.5)      (85.59)   (167.6)   (88.7)   1,389.40  158,955.54
   5      11           --       --       --       (7.5)      (86.15)   (167.6)   (88.7)   1,398.56  160,003.98
   5      12           --       --       --       (7.5)      (86.72)   (167.6)   (88.7)   1,407.80  161,061.08

HOW CHARGES ARE DEDUCTED FROM THE INVESTMENT OPTIONS AND THE FIXED ACCOUNT

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) amount the Investment Options and the Fixed Account. The policy owner chooses the allocation of the net premium amount the Investment Options and the fixed Account.

The monthly deduction amount is deducted pro rata from each of the Investment Option's attributable to the Policy and the Fixed Account.

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the funds.

HOW THE CALCULATIONS VARY FOR OTHER POLICY YEARS

The Sales Load: The charge may vary by policy year and by the amount of the Premium. See the prospectus for these charges

Premium Tax Charge: The charge varies as the State changes the charge and by the amount of the Premium.

Administrative Charge: The charge may vary by policy year. See the prospectus for these charges

Mortality and Expense Risk Charge: The charge varies by policy year and by the level of policy Account Value in the Separate Account. See the prospectus for these charges.

COI Charge: The COI rates vary by issue age and policy year. The net amount at risk may, based on death benefit option, vary as the account value varies and by the level of premiums paid.

All of the charges above are current charges. They may be changed in the future but may not exceed the guaranteed maximum.

HLA STAG PROTECTOR II

ILLUSTRATED INSURED

Male, Age 42, Standard Non-Nicotine
Initial Face Amount: 320,000
Death Benefit Option A (Level)
$2,500 paid annually on the policy anniversary
Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = (Beginning Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Net Rate of Return = 11.11% = 12.00% - 0.89%

Assumed Asset Charges = 0.89%

Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load - Premium Tax Charge

For Policy Year 5:

Sales Load = 4.00% of paid premium

Premium Tax Charge = 1.75% of paid premium

Sales Load = 4.00% * $2,500.00 = $100.00

Premium Tax Charge = 1.75% * $2,500.00 = $43.75

Net Premium = $2,500.00 - $100.00 - $43.75 = $2,356.25

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy /Year 5, Month 1:

Monthly Deduction Amount = Administrative Charge + Mortality and Expense Risk Charge + Monthly Per $1,000 Charge + Cost of Insurance Charge

Administrative Charge = $7.50

Mortality and Expense Risk Charge = Mortality and Expense Risk Charge Rate * Account Value

Mortality and Expense Risk Charge = (.0075/12) * $7,019.55 = $4.39

Monthly per $1,000 Charge = Monthly per $1,000 Charge rate * Initial Face Amount/1,000

Monthly per $1,000 Charge = .2660 * 320,000/1,000 = 85.12

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand/1,000

Net Amount at Risk = Death Benefit - Account Value

Net Amount at Risk = 320,000 - 7,019.55 = 312,980.45

Cost of Insurance Charge = 312,980.45 * .1257/1,000 = 39.34

The Account Value used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Monthly Deduction Amount = $7.50 + 4.39 + 85.12 + 39.34 = 136.35

Account Value after Monthly Deduction = Beginning Account Value + Net Premium
- Monthly Deduction = 4,663.30 + 2,356.25 - 136.35 = 6,883.20

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a / b)
where a is:

   1. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus

   2. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.11% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .1111) ^ (1/12) = 1.00881786

This hypothetical monthly net investment factor is applied to the Account Value after the Monthly Deduction Amount to determine the end of month Account Value.

For Policy Year 5, Month 1

End of Month Account Value = 6,883.20 * 1.0081786 = 6,943.89

Monthly Investment Earnings = End of Month Account Value - Account Value after Monthly Deduction
Monthly Investment Earnings = 6,943.89 - 6,883.20 = 60.70

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

                                                             MORTALITY
                                                               AND                                    END OF
                                    PREMIUM                  EXPENSE     PER                           MONTH
POLICY   POLICY    GROSS    SALES     TAX     ADMINISTRATIVE   RISK     $1,000     COI    INVESTMENT  ACCOUNT
 YEAR    MONTH    PREMIUM    LOAD    CHARGE      CHARGE       CHARGE    CHARGE   CHARGE    EARNINGS    VALUE
-------- ------- ---------- ------- --------- -------------- --------- --------- -------- ----------- --------
----
   4       12                                                                                         4,663.30
   5        1     2,500.00  100.00    43.75       (7.50)       (4.3)    (85.12)   (39.3)     60.70    6,943.89
   5        2          --       --      --        (7.50)       (4.3)    (85.12)   (39.3)     60.03    6,867.61
   5        3          --       --      --        (7.50)       (4.2)    (85.12)   (39.3)     59.36    6,790.69
   5        4          --       --      --        (7.50)       (4.2)    (85.12)   (39.3)     58.68    6,713.14
   5        5          --       --      --        (7.50)       (4.2)    (85.12)   (39.3)     57.99    6,634.94
   5        6          --       --      --        (7.50)       (4.1)    (85.12)   (39.3)     57.31    6,556.08
   5        7          --       --      --        (7.50)       (4.1)    (85.12)   (39.4)     56.61    6,476.58
   5        8          --       --      --        (7.50)       (4.0)    (85.12)   (39.4)     55.91    6,396.41
   5        9          --       --      --        (7.50)       (4.0)    (85.12)   (39.4)     55.20    6,315.57
   5       10          --       --      --        (7.50)       (3.9)    (85.12)   (39.4)     54.49    6,234.07
   5       11          --       --      --        (7.50)       (3.9)    (85.12)   (39.4)     53.77    6,151.88
   5       12          --       --      --        (7.50)       (3.8)    (85.12)   (39.4)     53.05    6,069.01

HOW CHARGES ARE DEDUCTED FROM THE INVESTMENT OPTIONS AND THE FIXED ACCOUNT

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) amount the Investment Options and the Fixed Account. The policy owner chooses the allocation of the net premium amount the Investment Options and the fixed Account.

The monthly deduction amount is deducted pro rata from each of the Investment Option's attributable to the Policy and the Fixed Account.

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the funds.

HOW THE CALCULATIONS VARY FOR OTHER POLICY YEARS

The Sales Load: The charge may vary by policy year and by the amount of the Premium. See the prospectus for these charges

Premium Tax Charge: The charge varies as the State changes the charge and by the amount of the Premium.

Administrative Charge: The charge may vary by policy year. See the prospectus for these charges

Mortality and Expense Risk Charge: The charge varies by policy year and by the level of policy Account Value in the Separate Account. See the prospectus for these charges.

COI Charge: The COI rates vary by issue age and policy year. The net amount at risk may, based on death benefit option, vary as the account value varies and by the level of premiums paid.

All of the charges above are current charges. They may be changed in the future but may not exceed the guaranteed maximum.

HL STAG PROTECTOR II

ILLUSTRATED INSURED

Male, Age 42, Preferred Non-Nicotine
Initial Face Amount: 330,000
Death Benefit Option A (Level)
$2,250 paid annually on the policy anniversary
Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = (Beginning Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Net Rate of Return = 11.11% = 12.00% - 0.89%

Assumed Asset Charges = 0.89%

Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load - Premium Tax Charge

For Policy Year 5:

Sales Load = 4.75% of paid premium

Premium Tax Charge = 1.75% of paid premium

Sales Load = 4.75% * $2,250.00 = $106.88

Premium Tax Charge = 1.75% * $2,250.00 = $39.38

Net Premium = $2,250.00 - $106.88 - $39.38 = $2,103.74

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy /Year 5, Month 1:

Monthly Deduction Amount = Administrative Charge + Mortality and Expense Risk Charge + Monthly Per $1,000 Charge + Cost of Insurance Charge

Administrative Charge = $7.50

Mortality and Expense Risk Charge = Mortality and Expense Risk Charge Rate * Account Value

Mortality and Expense Risk Charge = (.0075/12) * $7,014.87 = $4.38

Monthly per $1,000 Charge = Monthly per $1,000 Charge rate * Initial Face Amount/1,000

Monthly per $1,000 Charge = .2381 * 330,000/1,000 = 78.57

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand/1,000

Net Amount at Risk = Death Benefit - Account Value

Net Amount at Risk = 330,000 - 7,014.87 = 322,985.13

Cost of Insurance Charge = 322,985.13 * .0701/1,000 = 22.64

The Account Value used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Monthly Deduction Amount = $7.50 + 4.38 + 78.57 + 22.64 = 113.09

Account Value after Monthly Deduction = Beginning Account Value + Net Premium
- Monthly Deduction = 4,911.13 + 2,103.74 - 113.09 = 6,901.78

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a / b)
where a is:

   1. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus

   2. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.11% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .1111) ^ (1/12) = 1.00881786

This hypothetical monthly net investment factor is applied to the Account Value after the Monthly Deduction Amount to determine the end of month Account Value.

For Policy Year 5, Month 1

End of Month Account Value = 6,901.78 * 1.0081786 = 6,962.64

Monthly Investment Earnings = End of Month Account Value - Account Value after Monthly Deduction
Monthly Investment Earnings = 6,962.64 - 6,901.78 = 60.86

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

HLA STAG WALLSTREET

ILLUSTRATED INSURED

Male, Age 28, Standard Non-Nicotine
Initial Face Amount: 165,000
Death Benefit Option A (Level)
$1,030 paid annually on the policy anniversary
Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = (Beginning Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Net Rate of Return = 11.11% = 12.00% - 0.89%

Assumed Asset Charges = 0.89%

Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load

For Policy Year 5:

Sales Load = 0% of paid premium

Sales Load = 0% * $1,030.00 = $0

Net Premium = $1,030.00 - 0 = $1,030.00

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy /Year 5, Month 1:

Monthly Deduction Amount = Administrative Charge + Mortality and Expense Risk Charge + Cost of Insurance Charge

Administrative Charge = $8.50

Mortality and Expense Risk Charge = Mortality and Expense Risk Charge Rate * Account Value

Mortality and Expense Risk Charge = (.0110/12) * $4,632.06 = $4.25

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand/1,000

Net Amount at Risk = Death Benefit - Account Value

Net Amount at Risk = 165,000 - 4,632.06 = 160,367.94

Cost of Insurance Charge = 322,985.13 * .12667/1,000 = 20.31

The Account Value used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Monthly Deduction Amount = $8.50 + 4.25 + 20.31 = 33.06

Account Value after Monthly Deduction = Beginning Account Value + Net Premium
- Monthly Deduction = 3,602.06 + 1,030 - 33.06 = 4,599

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a / b)
where a is:

   3. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus

   4. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.11% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .1111) ^ (1/12) = 1.00881786

This hypothetical monthly net investment factor is applied to the Account Value after the Monthly Deduction Amount to determine the end of month Account Value.

For Policy Year 5, Month 1

End of Month Account Value = 4,599 * 1.0081786 = 4,639.55

Monthly Investment Earnings = End of Month Account Value - Account Value after Monthly Deduction
Monthly Investment Earnings = 4,639.55 - 4,599 = 40.55

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

                                                              MORTALITY
                                                                 AND                                  END OF
                                                               EXPENSE                                MONTH
POLICY     POLICY      GROSS       SALES    ADMINISTRATIVE      RISK         COI       INVESTMENT    ACCOUNT
 YEAR       MONTH     PREMIUM      LOAD         CHARGE         CHARGE       CHARGE      EARNINGS      VALUE
--------   --------  -----------   ------   ---------------   ----------   ---------  -------------  ---------
----
   4         12                                                                                      3,602.06
   5          1       1,030.00       --         (8.50)          (4.25)      (20.31)       40.55      4,639.55
   5          2             --       --         (8.50)          (4.25)      (20.31)       40.62      4,647.10
   5          3             --       --         (8.50)          (4.26)      (20.31)       40.69      4,654.72
   5          4             --       --         (8.50)          (4.27)      (20.31)       40.75      4,662.39
   5          5             --       --         (8.50)          (4.28)      (20.31)       40.82      4,670.13
   5          6             --       --         (8.50)          (4.28)      (20.31)       40.89      4,677.92
   5          7             --       --         (8.50)          (4.29)      (20.31)       40.96      4,685.78
   5          8             --       --         (8.50)          (4.30)      (20.31)       41.03      4,693.71
   5          9             --       --         (8.50)          (4.30)      (20.31)       41.10      4,701.69
   5         10             --       --         (8.50)          (4.31)      (20.30)       41.17      4,709.74
   5         11             --       --         (8.50)          (4.32)      (20.30)       41.24      4,717.86
   5         12             --       --         (8.50)          (4.33)      (20.30)       41.31      4,726.04

HOW CHARGES ARE DEDUCTED FROM THE INVESTMENT OPTIONS AND THE FIXED ACCOUNT

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) amount the Investment Options and the Fixed Account. The policy owner chooses the allocation of the net premium amount the Investment Options and the fixed Account.

The monthly deduction amount is deducted pro rata from each of the Investment Option's attributable to the Policy and the Fixed Account.

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the funds.

HOW THE CALCULATIONS VARY FOR OTHER POLICY YEARS

The Sales Load: The charge may vary by policy year and by the amount of the Premium. See the prospectus for these charges

Administrative Charge: The charge may vary by policy year. See the prospectus for these charges

Mortality and Expense Risk Charge: The charge varies by policy year and by the level of policy Account Value in the Separate Account. See the prospectus for these charges.

COI Charge: The COI rates vary by issue age and policy year. The net amount at risk may, based on death benefit option, vary as the account value varies and by the level of premiums paid.

All of the charges above are current charges. They may be changed in the future but may not exceed the guaranteed maximum.

HLA STAG LAST SURVIVOR II

ILLUSTRATED INSURED

Male, Age 59, Standard Non-Nicotine
Female, Age 57, Standard Non-Nicotine
Initial Face Amount: 2,000,000
Death Benefit Option A (Level)
$17,500 paid annually on the policy anniversary
Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = (Beginning Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Net Rate of Return = 11.11% = 12.00% - 0.89%

Assumed Asset Charges = 0.89%

Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load - Premium Tax Charge

For Policy Year 5:

Sales Load = 4.00% of paid premium

Premium Tax Charge = 1.75% of paid premium

Sales Load = 4.00% * $17,500.00 = $700.00

Premium Tax Charge = 1.75% * $17,500.00 = $306.25

Net Premium = $17,500.00 - $700.00 - $306.25 = $16,493.75

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy /Year 5, Month 1:

Monthly Deduction Amount = Administrative Charge + Account Value Mortality and Expense Risk Charge + Face Amount Mortality and Expense Risk Charge + Cost of Insurance Charge

Administrative Charge = $30.00

Account Value Mortality and Expense Risk Charge = AV Mortality and Expense Risk Charge Rate * Account Value

AV Mortality and Expense Risk Charge = (.0075/12) * $82,838.90 = $51.77

Face Amount Mortality and Expense Risk Charge = FA Mortality and Expense Risk Charge Rate * Initial Face Amount/1,000

FA Mortality and Expense Risk Charge = .133 * 2,000,000/1,000 = 266.00

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand/1,000

Net Amount at Risk = Death Benefit - Account Value

Net Amount at Risk = 2,000,000 - 82,838.90 = 1,917,161.10

Cost of Insurance Charge = 1,917,161.10 * .02/1,000 = 38.34

The Account Value used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Monthly Deduction Amount = $30.00 + 51.77 + 266.00 + 38.34 = 386.11

Account Value after Monthly Deduction = Beginning Account Value + Net Premium
- Monthly Deduction = 66,345.15 + 16,493.75 - 386.11 = 82,452.79

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a/b)
where a is:

   1. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus

   2. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.11% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .1111) ^ (1/12) = 1.00881786

This hypothetical monthly net investment factor is applied to the Account Value after the Monthly Deduction Amount to determine the end of month Account Value.

For Policy Year 5, Month 1

End of Month Account Value = 82,452.79 * 1.0081786 = 83,179.84

Monthly Investment Earnings = End of Month Account Value - Account Value after Monthly Deduction
Monthly Investment Earnings = 83,179.84 - 82,452.79 = 727.06

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

                                                            MORTALITY
                                                              AND                                     END OF
                                    PREMIUM                 EXPENSE     PER                           MONTH
POLICY   POLICY    GROSS    SALES     TAX     ADMINISTRATIVE  RISK     $1,000     COI     INVESTMENT ACCOUNT
 YEAR    MONTH    PREMIUM    LOAD    CHARGE      CHARGE      CHARGE    CHARGE    CHARGE   EARNINGS    VALUE
-------- ------- ---------- ------- --------- ------------- --------- --------- --------- ---------- ---------
----
   4       12                                                                                        66,345.15
   5        1    17,500.00  700.00   306.25      (30.00)      (51.7)   (266.0)   (38.34)    727.06   83,179.84
   5        2          --       --      --       (30.00)      (51.9)   (266.0)   (38.34)    730.06   83,523.57
   5        3          --       --      --       (30.00)      (52.2)   (266.0)   (38.33)    733.09   83,870.13
   5        4          --       --      --       (30.00)      (52.4)   (266.0)   (38.32)    736.14   84,219.54
   5        5          --       --      --       (30.00)      (52.6)   (266.0)   (38.32)    739.22   84,571.81
   5        6          --       --      --       (30.00)      (52.8)   (266.0)   (38.31)    742.33   84,926.97
   5        7          --       --      --       (30.00)      (53.0)   (266.0)   (38.30)    745.46   85,285.05
   5        8          --       --      --       (30.00)      (53.3)   (266.0)   (38.29)    748.61   85,646.06
   5        9          --       --      --       (30.00)      (53.5)   (266.0)   (38.29)    751.80   86,010.04
   5       10          --       --      --       (30.00)      (53.7)   (266.0)   (38.28)    755.00   86,377.01
   5       11          --       --      --       (30.00)      (53.9)   (266.0)   (38.27)    758.24   86,746.99
   5       12          --       --      --       (30.00)      (54.2)   (266.0)   (38.27)    761.50   87,120.00

HOW CHARGES ARE DEDUCTED FROM THE INVESTMENT OPTIONS AND THE FIXED ACCOUNT

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) amount the Investment Options and the Fixed Account. The policy owner chooses the allocation of the net premium amount the Investment Options and the fixed Account.

The monthly deduction amount is deducted pro rata from each of the Investment Option's attributable to the Policy and the Fixed Account.

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the funds.

HOW THE CALCULATIONS VARY FOR OTHER POLICY YEARS

The Sales Load: The charge may vary by policy year and by the amount of the Premium. See the prospectus for these charges

Premium Tax Charge: The charge varies as the State changes the charge and by the amount of the Premium.

Administrative Charge: The charge may vary by policy year. See the prospectus for these charges

Account Value Mortality and Expense Risk Charge: The charge varies by policy year and by the level of policy Account Value in the Separate Account. See the prospectus for these charges.

COI Charge: The COI rates vary by issue age and policy year. The net amount at risk may, based on death benefit option, vary as the account value varies and by the level of premiums paid.

All of the charges above are current charges. They may be changed in the future but may not exceed the guaranteed maximum.

HL STAG LAST SURVIVOR II

ILLUSTRATED INSURED

Male, Age 59, Standard Non-Nicotine
Female, Age 56, Standard Non-Nicotine
Initial Face Amount: 2,300,000
Death Benefit Option A (Level)
$20,000 paid annually on the policy anniversary
Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = (Beginning Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Net Rate of Return = 11.11% = 12.00% - 0.89%

Assumed Asset Charges = 0.89%

Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load - Premium Tax Charge

For Policy Year 5:

Sales Load = 4.00% of paid premium

Premium Tax Charge = 1.75% of paid premium

Sales Load = 4.00% * $20,000.00 = $800.00

Premium Tax Charge = 1.75% * $20,000.00 = $350.00

Net Premium = $20,000.00 - $800.00 - $350.00 = $18,850.00

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy Year 5, Month 1:

Monthly Deduction Amount = Administrative Charge + Account Value Mortality and Expense Risk Charge + Face Amount Mortality and Expense Risk Charge + Cost of Insurance Charge

Administrative Charge = $7.5

AV Mortality and Expense Risk Charge = AV Mortality and Expense Risk Charge Rate * Account Value

Mortality and Expense Risk Charge = (.0075/12) * $94,374.87 = $58.98

FA Mortality and Expense Risk Charge = FA Mortality and Expense Risk Charge Rate * Initial Face Amount/$1,000

FA Mortality and Expense Risk Charge = .116 * 2,300,000/1,000 = 266.80

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand/1,000

Net Amount at Risk = Death Benefit - Account Value

Net Amount at Risk = 2,300,000 - 94,374.87 = 2,205,625.13

Cost of Insurance Charge = 2,205,625.13 * .0393/1,000 = 86.68

The Account Value used to determine the AV Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Monthly Deduction Amount = $7.50 + 58.98 + 266.80 + 86.68 = 419.96

Account Value after Monthly Deduction = Beginning Account Value + Net Premium
- Monthly Deduction = 75,527.87 + 18,850.00 - 419.96 = 93,954.91

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a/b)
where a is:

   1. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus

   2. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.11% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .1111) ^ (1/12) = 1.00881786

This hypothetical monthly net investment factor is applied to the Account Value after the Monthly Deduction Amount to determine the end of month Account Value.

For Policy Year 5, Month 1

End of Month Account Value = 93,954.91 * 1.0081786 = 94,783.39

Monthly Investment Earnings = End of Month Account Value - Account Value after Monthly Deduction
Monthly Investment Earnings = 94,783.39 - 93,954.91 = 828.48

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

                                                            MORTALITY
                                                              AND                                     END OF
                                    PREMIUM                 EXPENSE     PER                           MONTH
POLICY   POLICY    GROSS    SALES     TAX     ADMINISTRATIVE  RISK     $1,000     COI     INVESTMENT ACCOUNT
 YEAR    MONTH    PREMIUM    LOAD    CHARGE      CHARGE      CHARGE    CHARGE    CHARGE   EARNINGS    VALUE
-------- ------- ---------- ------- --------- ------------- --------- --------- --------- ---------- ---------
----
   4       12                                                                                        75,524.87
   5        1    20,000.00  800.00   350.00       (7.5)       (58.9)   (266.8)   (86.68)    828.48   94,783.39
   5        2          --       --      --        (7.5)       (59.2)   (266.8)   (86.67)    832.08   95,195.26
   5        3          --       --      --        (7.5)       (59.5)   (266.8)   (86.65)    835.71   95,610.53
   5        4          --       --      --        (7.5)       (59.7)   (266.8)   (86.63)    839.37   96,029.21
   5        5          --       --      --        (7.5)       (60.0)   (266.8)   (86.62)    843.06   96,451.33
   5        6          --       --      --        (7.5)       (60.2)   (266.8)   (86.60)    846.78   96,876.93
   5        7          --       --      --        (7.5)       (60.5)   (266.8)   (86.58)    850.53   97,306.03
   5        8          --       --      --        (7.5)       (60.8)   (266.8)   (86.57)    854.31   97,738.66
   5        9          --       --      --        (7.5)       (61.0)   (266.8)   (86.55)    858.13   98,174.85
   5       10          --       --      --        (7.5)       (61.3)   (266.8)   (86.53)    861.97   98,614.63
   5       11          --       --      --        (7.5)       (61.6)   (266.8)   (86.51)    865.84   99,058.03
   5       12          --       --      --        (7.5)       (61.9)   (266.8)   (86.50)    869.75   99,505.07

HOW CHARGES ARE DEDUCTED FROM THE INVESTMENT OPTIONS AND THE FIXED ACCOUNT

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) amount the Investment Options and the Fixed Account. The policy owner chooses the allocation of the net premium amount the Investment Options and the fixed Account.

The monthly deduction amount is deducted pro rata from each of the Investment Option's attributable to the Policy and the Fixed Account.

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the funds.

HOW THE CALCULATIONS VARY FOR OTHER POLICY YEARS

The Sales Load: The charge may vary by policy year and by the amount of the Premium. See the prospectus for these charges

Premium Tax Charge: The charge varies as the State changes the charge and by the amount of the Premium.

Administrative Charge: The charge may vary by policy year. See the prospectus for these charges

AV Mortality and Expense Risk Charge: The charge varies by policy year and by the level of policy Account Value in the Separate Account. See the prospectus for these charges.

COI Charge: The COI rates vary by issue age and policy year. The net amount at risk may, based on death benefit option, vary as the account value varies and by the level of premiums paid.

All of the charges above are current charges. They may be changed in the future but may not exceed the guaranteed maximum.

HLA HARTFORD QUANTUM II

ILLUSTRATED INSURED

Male, Age 57, Standard Non-Nicotine
Initial Face Amount: 470,000
Benefit Account Premium: $8,296.26 paid annually on the policy anniversary Investment Account Premium: $10,000 paid in the first year on the policy date Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = Benefit Account Value + Investment Account Value

Benefit Account Value = (Beginning Benefit Account Value + Net Premium - Monthly Deduction) * (Credited Interest Rate)

Investment Account Value = (Beginning Investment Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Investment Account Net Rate of Return = 11.11% = 12.00% - 0.89%

Declared Current Benefit Account Crediting Rate = 4.5%

Assumed Asset Charges = 0.89%

Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load - Premium Tax Charge

For Policy Year 5:

Benefit Account Sales Load = 2.25% of paid premium

Premium Tax Charge = 1.75% of paid premium

Sales Load = 2.25% * $8,296.26 = $186.67

Premium Tax Charge = 1.75% * $8,286.26 = $145.18

Benefit Account Net Premium = $8,296.26 - $186.67 - $145.18 = $7,964.41

Investment Account Net Premium = 0

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy Year 5, Month 1:

Benefit Account Monthly Deduction Amount = Administrative Charge + Monthly Per $1,000 Charge + Cost of Insurance Charge

Administrative Charge = $7.50

Monthly per $1,000 Charge = Monthly per $1,000 Charge rate * Initial Face Amount/1,000

Monthly per $1,000 Charge = 0 * 470,000/1,000 = 0

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand/1,000

Net Amount at Risk = Death Benefit - Account Value

Net Amount at Risk = 470,000 - 26,245.56 = 443,754.44

Cost of Insurance Charge = 443,754.44 * .425385/1,000 = 188.77

Mortality and Expense Risk Charge = Mortality and Expense Risk Charge Rate * Investment Account Value

Mortality and Expense Risk Charge = (.0135/12) * $14,186.66 = $15.96

The Account Values used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Benefit Account Monthly Deduction Amount = $7.50 + 188.77 = 196.27

Investment Account Monthly Deduction Amount = $15.96

Benefit Account Value after Monthly Deduction = Beginning Benefit Account Value + Net Premium - Monthly Deduction = 18,281.15 + 7,964.41 - 196.27 = 26,049.29

Investment Account Value after Monthly Deduction = Beginning Investment Account Value + Net Premium - Monthly Deduction = 14186.66 + 0 - 15.96 = 14,170.70

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a/b)
where a is:

   1. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus

   2. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.11% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .1111) ^ (1/12) = 1.00881786

This hypothetical monthly net investment factor is applied to the Investment Account Value after the Monthly Deduction Amount to determine the end of month Investment Account Value.

Hypothetical Monthly Interest Crediting Factor = (1+ .045) ^ (1/12) = 1.003675

This hypothetical monthly interest crediting factor is applied to the Benefit Account Value after the Monthly Deduction Amount to determine the end of month Benefit Account Value.

For Policy Year 5, Month 1

End of Month Benefit Account Value = 26,049.29 * 1.003675 = 26,145.02

Monthly Benefit Account Interest Earnings = End of Month Account Value - Account Value after Monthly Deduction

Monthly Benefit Account Interest Earnings = 26,145.02 - 26,049.29 = 95.73

End of Month Investment Account Value = 14,170.70 * 1.0081786 = 14,295.65

Monthly Investment Account Earnings = End of Month Investment Account Value - Investment Account Value after Monthly Deduction

Monthly Investment Account Earnings = 14,295.65 - 14,170.70 = 124.96

End of Month Account Value =End of Month Benefit Account Value + End of Month Investment Account Value

End of Month Account Value =26,145.02 + 14,295.65 = 40,440.67

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

                                                                                                      END OF
                     BENEFIT                                                                          MONTH
                     ACCOUNT            PREMIUM                      PER                             BENEFIT
 POLICY    POLICY     GROSS     SALES     TAX      ADMINISTRATIVE   $1,000      COI      INVESTMENT  ACCOUNT
  YEAR     MONTH     PREMIUM    LOAD     CHARGE       CHARGE        CHARGE     CHARGE    EARNINGS     VALUE
---------  -------  ----------  ------  ---------  --------------  ---------  ---------  ----------  ---------
    4        12                                                                                      18,281.15
    5         1      8,296.26   186.67   145.18        (7.50)         --      (188.77)     95.73     26,145.02
    5         2           --       --        --        (7.50)         --      (188.81)     95.36     26,044.07
    5         3           --       --        --        (7.50)         --      (188.85)     94.99     25,942.70
    5         4           --       --        --        (7.50)         --      (188.90)     94.61     25,840.92
    5         5           --       --        --        (7.50)         --      (188.94)     94.24     25,738.72
    5         6           --       --        --        (7.50)         --      (188.98)     93.86     25,636.10
    5         7           --       --        --        (7.50)         --      (189.03)     93.49     25,533.06
    5         8           --       --        --        (7.50)         --      (189.07)     93.11     25,429.60
    5         9           --       --        --        (7.50)         --      (189.11)     92.73     25,325.71
    5        10           --       --        --        (7.50)         --      (189.16)     92.34     25,221.40
    5        11           --       --        --        (7.50)         --      (189.20)     91.96     25,116.65
    5        12           --       --        --        (7.50)         --      (189.25)     91.58     25,011.48

                                                       MORTALITY                       END OF
                         INVESTMEMT                      AND                           MONTH
                          ACCOUNT        PREMIUM       EXPENSE                       INVESTMENT       TOTAL
POLICY       POLICY        GROSS           TAX           RISK         INVESTMENT      ACCOUNT        ACCOUNT
 YEAR        MONTH        PREMIUM         CHARGE        CHARGE        EARNINGS         VALUE          VALUE
-------      -------     -----------     ---------     ---------      ----------     -----------     ---------
   4           12                                                                     14,186.66      32,467.81
   5            1            --             --           (15.9)         124.96        14,295.65      40,440.67
   5            2            --             --           (16.0)         125.92        14,405.48      40,449.55
   5            3            --             --           (16.2)         126.88        14,516.16      40,458.86
   5            4            --             --           (16.3)         127.86        14,627.69      40,468.61
   5            5            --             --           (16.4)         128.84        14,740.07      40,478.79
   5            6            --             --           (16.5)         129.83        14,853.32      40,489.42
   5            7            --             --           (16.7)         130.83        14,967.44      40,500.49
   5            8            --             --           (16.8)         131.83        15,082.43      40,512.03
   5            9            --             --           (16.9)         132.85        15,198.31      40,524.02
   5           10            --             --           (17.1)         133.87        15,315.07      40,536.47
   5           11            --             --           (17.2)         134.89        15,432.74      40,549.39
   5           12            --             --           (17.3)         135.93        15,551.31      40,562.79

HOW CHARGES ARE DEDUCTED FROM THE INVESTMENT OPTIONS AND THE FIXED ACCOUNT

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) amount the Investment Options and the Fixed Account. The policy owner chooses the allocation of the net premium amount the Investment Options and the fixed Account.

The monthly deduction amount is deducted pro rata from each of the Investment Option's attributable to the Policy and the Fixed Account.

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the funds.

HOW THE CALCULATIONS VARY FOR OTHER POLICY YEARS

The Sales Load: The charge may vary by policy year and by the amount of the Premium. See the prospectus for these charges

Premium Tax Charge: The charge varies as the State changes the charge and by the amount of the Premium.

Administrative Charge: The charge may vary by policy year. See the prospectus for these charges

Mortality and Expense Risk Charge: The charge varies by policy year and by the level of policy Account Value in the Separate Account. See the prospectus for these charges.

COI Charge: The COI rates vary by issue age and policy year. The net amount at risk may, based on death benefit option, vary as the account value varies and by the level of premiums paid.

All of the charges above are current charges. They may be changed in the future but may not exceed the guaranteed maximum.

HL HARTFORD QUANTUM II

ILLUSTRATED INSURED

Male, Age 56, Standard Non-Nicotine
Initial Face Amount: 375,000
Benefit Account Premium: $6,296.34 paid annually on the policy anniversary Investment Account Premium: $10,000 paid in the first year on the policy date Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = Benefit Account Value + Investment Account Value

Benefit Account Value = (Beginning Benefit Account Value + Net Premium - Monthly Deduction) * (Credited Interest Rate)

Investment Account Value = (Beginning Investment Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Investment Account Net Rate of Return = 11.11% = 12.00% - 0.89%

Declared Current Benefit Account Crediting Rate = 4.5%

Assumed Asset Charges = 0.89%

Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load - Premium Tax Charge

For Policy Year 5:

Benefit Account Sales Load = 2.25% of paid premium

Premium Tax Charge = 1.75% of paid premium

Sales Load = 2.25% * $6,266.34 = $140.99

Premium Tax Charge = 1.75% * $6,266.34 = $109.66

Benefit Account Net Premium = $6266.34 - $140.99 - $109.66 = $6,015.69

Investment Account Net Premium = 0

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy Year 5, Month 1:

Benefit Account Monthly Deduction Amount = Administrative Charge + Monthly Per $1,000 Charge + Cost of Insurance Charge

Administrative Charge = $7.50

Monthly per $1,000 Charge = Monthly per $1,000 Charge rate * Initial Face Amount/1,000

Monthly per $1,000 Charge = 0 * 375,000/1,000 = 0

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand/1,000

Net Amount at Risk = Death Benefit - Account Value

Net Amount at Risk = 375,000 - 19,860.81 = 355,139.19

Cost of Insurance Charge = 355,139.19 * .388695/1,000 = 138.04

Mortality and Expense Risk Charge = Mortality and Expense Risk Charge Rate * Investment Account Value

Mortality and Expense Risk Charge = (.0135/12) * $14,186.66 = $15.96

The Account Values used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Benefit Account Monthly Deduction Amount = $7.50 + 138.04 = 145.54

Investment Account Monthly Deduction Amount = $15.96

Benefit Account Value after Monthly Deduction = Beginning Benefit Account Value + Net Premium - Monthly Deduction = 13,845.12 + 6,015.69 - 145.54 = 19,715.27

Investment Account Value after Monthly Deduction = Beginning Investment Account Value + Net Premium - Monthly Deduction = 14186.66 + 0 - 15.96 = 14,170.70

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a/b)
where a is:

   1. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus

   2. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.11% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .1111) ^ (1/12) = 1.00881786

This hypothetical monthly net investment factor is applied to the Investment Account Value after the Monthly Deduction Amount to determine the end of month Investment Account Value.

Hypothetical Monthly Interest Crediting Factor = (1+ .045) ^ (1/12) = 1.003675

This hypothetical monthly interest crediting factor is applied to the Benefit Account Value after the Monthly Deduction Amount to determine the end of month Benefit Account Value.

For Policy Year 5, Month 1

End of Month Benefit Account Value = 19,715.27 * 1.003675 = 19,787.71

Monthly Benefit Account Interest Earnings = End of Month Account Value - Account Value after Monthly Deduction

Monthly Benefit Account Interest Earnings = 19,787.71 - 19,715.27 = 72.45

End of Month Investment Account Value = 14,170.70 * 1.0081786 = 14,295.65

Monthly Investment Account Earnings = End of Month Investment Account Value - Investment Account Value after Monthly Deduction

Monthly Investment Account Earnings = 14,295.65 - 14,170.70 = 124.96

End of Month Account Value =End of Month Benefit Account Value + End of Month Investment Account Value
End of Month Account Value =19,787.71 + 14,295.65 = 34,083.36

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

                                                                                                      END OF
                     BENEFIT                                                                          MONTH
                     ACCOUNT             PREMIUM                     PER                             BENEFIT
 POLICY    POLICY     GROSS     SALES      TAX      ADMINISTRATIVE  $1,000     COI      INVESTMENT   ACCOUNT
  YEAR     MONTH     PREMIUM     LOAD     CHARGE       CHARGE       CHARGE    CHARGE     EARNINGS     VALUE
---------  -------  ----------  -------  ---------  --------------  -------  ---------  -----------  ---------
    4        12                                                                                      13,845.12
    5         1      6,266.34   140.99    109.66        (7.50)        --      (138.0)      72.45     19,787.71
    5         2           --        --        --        (7.50)        --      (138.0)      72.18     19,714.32
    5         3           --        --        --        (7.50)        --      (138.1)      71.91     19,640.64
    5         4           --        --        --        (7.50)        --      (138.1)      71.64     19,566.65
    5         5           --        --        --        (7.50)        --      (138.1)      71.37     19,492.36
    5         6           --        --        --        (7.50)        --      (138.1)      71.10     19,417.77
    5         7           --        --        --        (7.50)        --      (138.2)      70.82     19,342.88
    5         8           --        --        --        (7.50)        --      (138.2)      70.55     19,267.69
    5         9           --        --        --        (7.50)        --      (138.2)      70.27     19,192.18
    5        10           --        --        --        (7.50)        --      (138.3)      69.99     19,116.38
    5        11           --        --        --        (7.50)        --      (138.3)      69.71     19,040.26
    5        12           --        --        --        (7.50)        --      (138.3)      69.43     18,963.83

                                                       MORTALITY                       END OF
                         INVESTMEMT                      AND                           MONTH
                          ACCOUNT        PREMIUM       EXPENSE                       INVESTMENT       TOTAL
POLICY      POLICY         GROSS           TAX           RISK         INVESTMENT      ACCOUNT        ACCOUNT
 YEAR       MONTH         PREMIUM         CHARGE        CHARGE        EARNINGS         VALUE          VALUE
-------     -------      -----------     ---------     ---------      ----------     -----------     ---------
   4           12                                                                     14,186.66      28,031.77
   5            1            --             --           (15.9)         124.96        14,295.65      34,083.36
   5            2            --             --           (16.0)         125.92        14,405.48      34,119.81
   5            3            --             --           (16.2)         126.88        14,516.16      34,156.80
   5            4            --             --           (16.3)         127.86        14,627.69      34,194.34
   5            5            --             --           (16.4)         128.84        14,740.07      34,232.43
   5            6            --             --           (16.5)         129.83        14,853.32      34,271.09
   5            7            --             --           (16.7)         130.83        14,967.44      34,310.32
   5            8            --             --           (16.8)         131.83        15,082.43      34,350.12
   5            9            --             --           (16.9)         132.85        15,198.31      34,390.49
   5           10            --             --           (17.1)         133.87        15,315.07      34,431.45
   5           11            --             --           (17.2)         134.89        15,432.74      34,473.00
   5           12            --             --           (17.3)         135.93        15,551.31      34,515.14

HOW CHARGES ARE DEDUCTED FROM THE INVESTMENT OPTIONS AND THE FIXED ACCOUNT

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) amount the Investment Options and the Fixed Account. The policy owner chooses the allocation of the net premium amount the Investment Options and the fixed Account.

The monthly deduction amount is deducted pro rata from each of the Investment Option's attributable to the Policy and the Fixed Account.

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the funds.

HOW THE CALCULATIONS VARY FOR OTHER POLICY YEARS

The Sales Load: The charge may vary by policy year and by the amount of the Premium. See the prospectus for these charges

Premium Tax Charge: The charge varies as the State changes the charge and by the amount of the Premium.

Administrative Charge: The charge may vary by policy year. See the prospectus for these charges

Mortality and Expense Risk Charge: The charge varies by policy year and by the level of policy Account Value in the Separate Account. See the prospectus for these charges.

COI Charge: The COI rates vary by issue age and policy year. The net amount at risk may, based on death benefit option, vary as the account value varies and by the level of premiums paid.

All of the charges above are current charges. They may be changed in the future but may not exceed the guaranteed maximum.

HLA HARTFORD QUANTUM

ILLUSTRATED INSURED

Male, Age 59, Standard Non-Nicotine
Initial Face Amount: 420,000
Benefit Account Premium: $8,643 paid annually on the policy anniversary Investment Account Premium: $10,000 paid in the first year on the policy date Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = Benefit Account Value + Investment Account Value

Benefit Account Value = (Beginning Benefit Account Value + Net Premium - Monthly Deduction) * (Credited Interest Rate)

Investment Account Value = (Beginning Investment Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Investment Account Net Rate of Return = 11.11% = 12.00% - 0.89%

Declared Current Benefit Account Crediting Rate = 4.5%

Assumed Asset Charges = 0.89%

Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load - Premium Tax Charge

For Policy Year 5:

Sales Load = 4% of paid premium

Premium Tax Charge = 1.75% of paid premium

Sales Load = 4% * $8,643 = $345.72

Premium Tax Charge = 1.75% * $8,643 = $151.25

Benefit Account Net Premium = $8,643 - $345.72 - $151.25 = $8,146.03

Investment Account Net Premium = 0

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy Year 5, Month 1:

Benefit Account Monthly Deduction Amount = Administrative Charge + Monthly Per $1,000 Charge + Cost of Insurance Charge

Administrative Charge = $7.50

Monthly per $1,000 Charge = Monthly per $1,000 Charge rate * Initial Face Amount/1,000

Monthly per $1,000 Charge = 0 * 420,000/1,000 = 0

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand/1,000

Net Amount at Risk = Death Benefit - Account Value

Net Amount at Risk = 420,000 - 21,831.93 = 398,168.07

Cost of Insurance Charge = 398,168.07 * .5194/1,000 = 206.81

Mortality and Expense Risk Charge = Mortality and Expense Risk Charge Rate * Investment Account Value
Mortality and Expense Risk Charge = (.01/12) * $13,215.63 = $11.01

The Account Values used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Benefit Account Monthly Deduction Amount = $7.50 + 206.81 = 214.31

Investment Account Monthly Deduction Amount = $11.01

Benefit Account Value after Monthly Deduction = Beginning Benefit Account Value + Net Premium - Monthly Deduction = 13,685.90 + 8,146.03 - 214.31 = 21,617.62

Investment Account Value after Monthly Deduction = Beginning Investment Account Value + Net Premium - Monthly Deduction = 13,215.63 + 0 - 11.01 = 13,204.62

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a/b)
where a is:

   1. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus

   2. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.11% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .1111) ^ (1/12) = 1.00881786

This hypothetical monthly net investment factor is applied to the Investment Account Value after the Monthly Deduction Amount to determine the end of month Investment Account Value.

Hypothetical Monthly Interest Crediting Factor = (1+ .045) ^ (1/12) = 1.003675

This hypothetical monthly interest crediting factor is applied to the Benefit Account Value after the Monthly Deduction Amount to determine the end of month Benefit Account Value.

For Policy Year 5, Month 1

End of Month Benefit Account Value = 21,617.62 * 1.003675 = 21,697.06

Monthly Benefit Account Interest Earnings = End of Month Account Value - Account Value after Monthly Deduction

Monthly Benefit Account Interest Earnings = 21,697.06 - 21,617.62 = 79.44

End of Month Investment Account Value = 13,204.62 * 1.0081786 = 13,321.05

Monthly Investment Account Earnings = End of Month Investment Account Value - Investment Account Value after Monthly Deduction
Monthly Investment Account Earnings = 13,321.05 - 13,204.62 = 116.44

End of Month Account Value =End of Month Benefit Account Value + End of Month Investment Account Value
End of Month Account Value =21,697.06 + 13,321.05 = 35,018.11

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

                                                                                                     END OF
                    BENEFIT                                                                           MONTH
                    ACCOUNT              PREMIUM                     PER                             BENEFIT
 POLICY   POLICY     GROSS      SALES      TAX     ADMINISTRATIVE  $1,000      COI      INVESTMENT   ACCOUNT
  YEAR     MONTH    PREMIUM     LOAD     CHARGE        CHARGE      CHARGE     CHARGE     EARNINGS     VALUE
--------- -------- ----------- -------- ---------- --------------- --------  ---------  ----------- ----------
    4        12                                                                                     13,685.90
    5         1     8,643.00    345.72   151.25         (7.5)         --     (206.81)     79.44     21,697.06
    5         2           --        --       --         (7.5)         --     (206.88)     78.94     21,561.63
    5         3           --        --       --         (7.5)         --     (206.95)     78.45     21,425.62
    5         4           --        --       --         (7.5)         --     (207.02)     77.95     21,289.05
    5         5           --        --       --         (7.5)         --     (207.09)     77.44     21,151.91
    5         6           --        --       --         (7.5)         --     (207.16)     76.94     21,014.18
    5         7           --        --       --         (7.5)         --     (207.23)     76.43     20,875.89
    5         8           --        --       --         (7.5)         --     (207.31)     75.93     20,737.01
    5         9           --        --       --         (7.5)         --     (207.38)     75.41     20,597.54
    5        10           --        --       --         (7.5)         --     (207.45)     74.90     20,457.50
    5        11           --        --       --         (7.5)         --     (207.52)     74.39     20,316.86
    5        12           --        --       --         (7.5)         --     (207.60)     73.87     20,175.64

                                                       MORTALITY                       END OF
                         INVESTMEMT                      AND                           MONTH
                          ACCOUNT        PREMIUM       EXPENSE                       INVESTMENT       TOTAL
POLICY      POLICY         GROSS           TAX           RISK         INVESTMENT      ACCOUNT        ACCOUNT
 YEAR       MONTH         PREMIUM         CHARGE        CHARGE        EARNINGS         VALUE          VALUE
-------     -------      -----------     ---------     ---------      ----------     -----------     ---------
   4           12                                                                     13,215.63      26,901.53
   5            1            --             --           (11.0)         116.44        13,321.05      35,018.11
   5            2            --             --           (11.1)         117.37        13,427.32      34,988.95
   5            3            --             --           (11.1)         118.30        13,534.44      34,960.06
   5            4            --             --           (11.2)         119.25        13,642.41      34,931.46
   5            5            --             --           (11.3)         120.20        13,751.24      34,903.15
   5            6            --             --           (11.4)         121.16        13,860.94      34,875.13
   5            7            --             --           (11.5)         122.12        13,971.52      34,847.40
   5            8            --             --           (11.6)         123.10        14,082.98      34,819.98
   5            9            --             --           (11.7)         124.08        14,195.32      34,792.87
   5           10            --             --           (11.8)         125.07        14,308.57      34,766.06
   5           11            --             --           (11.9)         126.07        14,422.71      34,739.58
   5           12            --             --           (12.0)         127.07        14,537.77      34,713.41

HOW CHARGES ARE DEDUCTED FROM THE INVESTMENT OPTIONS AND THE FIXED ACCOUNT

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) amount the Investment Options and the Fixed Account. The policy owner chooses the allocation of the net premium amount the Investment Options and the fixed Account.

The monthly deduction amount is deducted pro rata from each of the Investment Option's attributable to the Policy and the Fixed Account.

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the funds.

HOW THE CALCULATIONS VARY FOR OTHER POLICY YEARS

The Sales Load: The charge may vary by policy year and by the amount of the Premium. See the prospectus for these charges

Premium Tax Charge: The charge varies as the State changes the charge and by the amount of the Premium.

Administrative Charge: The charge may vary by policy year. See the prospectus for these charges

Mortality and Expense Risk Charge: The charge varies by policy year and by the level of policy Account Value in the Separate Account. See the prospectus for these charges.

COI Charge: The COI rates vary by issue age and policy year. The net amount at risk may, based on death benefit option, vary as the account value varies and by the level of premiums paid.

All of the charges above are current charges. They may be changed in the future but may not exceed the guaranteed maximum.

HL HARTFORD QUANTUM

ILLUSTRATED INSURED

Male, Age 50, Standard Non-Nicotine
Initial Face Amount: 350,000
Benefit Account Premium: $4,762.32 paid annually on the policy anniversary Investment Account Premium: $10,000 paid in the first year on the policy date Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = Benefit Account Value + Investment Account Value

Benefit Account Value = (Beginning Benefit Account Value + Net Premium - Monthly Deduction) * (Credited Interest Rate)

Investment Account Value = (Beginning Investment Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Investment Account Net Rate of Return = 11.11% = 12.00% - 0.89%

Declared Current Benefit Account Crediting Rate = 4.5%

Assumed Asset Charges = 0.89%

Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load - Premium Tax Charge

For Policy Year 5:

Sales Load = 4% of paid premium

Premium Tax Charge = 1.75% of paid premium

Sales Load = 4% * $4,762.32 = $190.49

Premium Tax Charge = 1.75% * $4,762.32 = $83.34

Benefit Account Net Premium = $4,762.32 - $190.49 - $83.34 = $4,488.49

Investment Account Net Premium = 0

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy Year 5, Month 1:

Benefit Account Monthly Deduction Amount = Administrative Charge + Monthly Per $1,000 Charge + Cost of Insurance Charge

Administrative Charge = $7.50

Monthly per $1,000 Charge = Monthly per $1,000 Charge rate * Initial Face Amount/1,000

Monthly per $1,000 Charge = 0 * 350,000/1,000 = 0

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand/1,000

Net Amount at Risk = Death Benefit - Account Value

Net Amount at Risk = 350,000 - 12,702.64 = 337,297.36

Cost of Insurance Charge = 337,297.36 * .2269/1,000 = 76.53

Mortality and Expense Risk Charge = Mortality and Expense Risk Charge Rate * Investment Account Value
Mortality and Expense Risk Charge = (.01/12) * $13,215.63 = $11.01

The Account Values used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Benefit Account Monthly Deduction Amount = $7.50 + 76.53 = 84.03

Investment Account Monthly Deduction Amount = $11.01

Benefit Account Value after Monthly Deduction = Beginning Benefit Account Value + Net Premium - Monthly Deduction = 8,214.15 + 4,488.49 - 84.03 = 12,618.61

Investment Account Value after Monthly Deduction = Beginning Investment Account Value + Net Premium - Monthly Deduction = 13,215.63 + 0 - 11.01 = 13,204.62

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a/b)
where a is:

   1. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus

   2. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.11% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .1111) ^ (1/12) = 1.00881786

This hypothetical monthly net investment factor is applied to the Investment Account Value after the Monthly Deduction Amount to determine the end of month Investment Account Value.

Hypothetical Monthly Interest Crediting Factor = (1+ .045) ^ (1/12) = 1.003675

This hypothetical monthly interest crediting factor is applied to the Benefit Account Value after the Monthly Deduction Amount to determine the end of month Benefit Account Value.

For Policy Year 5, Month 1

End of Month Benefit Account Value = 12,618.61 * 1.003675 = 12,664.98

Monthly Benefit Account Interest Earnings = End of Month Account Value - Account Value after Monthly Deduction

Monthly Benefit Account Interest Earnings = 12,664.98 - 12,618.61 = 46.37

End of Month Investment Account Value = 13,204.62 * 1.0081786 = 13,321.05

Monthly Investment Account Earnings = End of Month Investment Account Value - Investment Account Value after Monthly Deduction

Monthly Investment Account Earnings = 13,321.05 - 13,204.62 = 116.44

End of Month Account Value =End of Month Benefit Account Value + End of Month Investment Account Value
End of Month Account Value =12,664.98 + 13,321.05 = 25,986.03

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

                                                                                                      END OF
                      BENEFIT                                                                         MONTH
                      ACCOUNT             PREMIUM                     PER                            BENEFIT
 POLICY    POLICY      GROSS     SALES      TAX      ADMINISTRATIVE $1,000      COI     INVESTMENT   ACCOUNT
  YEAR     MONTH      PREMIUM    LOAD     CHARGE        CHARGE      CHARGE    CHARGE     EARNINGS     VALUE
---------  -------   ----------  ------  ----------  -------------  --------  --------  -----------  ---------
    4         12                                                                                     8,214.15
    5          1      4,762.32   190.49    83.34         (7.5)         --      (76.5)      46.37     12,664.98
    5          2           --       --        --         (7.5)         --      (76.5)      46.23     12,627.17
    5          3           --       --        --         (7.5)         --      (76.5)      46.09     12,589.21
    5          4           --       --        --         (7.5)         --      (76.5)      45.95     12,551.11
    5          5           --       --        --         (7.5)         --      (76.5)      45.81     12,512.85
    5          6           --       --        --         (7.5)         --      (76.5)      45.67     12,474.45
    5          7           --       --        --         (7.5)         --      (76.5)      45.53     12,435.90
    5          8           --       --        --         (7.5)         --      (76.5)      45.39     12,397.20
    5          9           --       --        --         (7.5)         --      (76.6)      45.25     12,358.34
    5         10           --       --        --         (7.5)         --      (76.6)      45.11     12,319.34
    5         11           --       --        --         (7.5)         --      (76.6)      44.96     12,280.18
    5         12           --       --        --         (7.5)         --      (76.6)      44.82     12,240.87

                                                       MORTALITY                       END OF
                        INVESTMEMT                       AND                           MONTH
                          ACCOUNT        PREMIUM       EXPENSE                       INVESTMENT       TOTAL
POLICY      POLICY         GROSS           TAX           RISK        INVESTMENT       ACCOUNT        ACCOUNT
 YEAR       MONTH         PREMIUM         CHARGE        CHARGE        EARNINGS         VALUE          VALUE
-------     -------     ------------     ---------     ---------     -----------     -----------     ---------
   4          12                                                                      13,215.63      21,429.78
   5           1             --             --          (11.01)        116.44         13,321.05      25,986.03
   5           2             --             --          (11.10)        117.37         13,427.32      26,054.49
   5           3             --             --          (11.18)        118.30         13,534.44      26,123.65
   5           4             --             --          (11.27)        119.25         13,642.41      26,193.52
   5           5             --             --          (11.36)        120.20         13,751.24      26,264.10
   5           6             --             --          (11.45)        121.16         13,860.94      26,335.40
   5           7             --             --          (11.55)        122.12         13,971.52      26,407.42
   5           8             --             --          (11.64)        123.10         14,082.98      26,480.17
   5           9             --             --          (11.73)        124.08         14,195.32      26,553.67
   5          10             --             --          (11.82)        125.07         14,308.57      26,627.91
   5          11             --             --          (11.92)        126.07         14,422.71      26,702.90
   5          12             --             --          (12.01)        127.07         14,537.77      26,778.64

HOW CHARGES ARE DEDUCTED FROM THE INVESTMENT OPTIONS AND THE FIXED ACCOUNT

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) amount the Investment Options and the Fixed Account. The policy owner chooses the allocation of the net premium amount the Investment Options and the fixed Account.

The monthly deduction amount is deducted pro rata from each of the Investment Option's attributable to the Policy and the Fixed Account.

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the funds.

HOW THE CALCULATIONS VARY FOR OTHER POLICY YEARS

The Sales Load: The charge may vary by policy year and by the amount of the Premium. See the prospectus for these charges

Premium Tax Charge: The charge varies as the State changes the charge and by the amount of the Premium.

Administrative Charge: The charge may vary by policy year. See the prospectus for these charges

Mortality and Expense Risk Charge: The charge varies by policy year and by the level of policy Account Value in the Separate Account. See the prospectus for these charges.

COI Charge: The COI rates vary by issue age and policy year. The net amount at risk may, based on death benefit option, vary as the account value varies and by the level of premiums paid.

All of the charges above are current charges. They may be changed in the future but may not exceed the guaranteed maximum.